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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2001

SILICON IMAGE, INC.
(Exact name of the Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26887 (Commission File Number)	77-0396307 (IRS Employer Identification No.)
1060 East Arques Avenue, Sunnyvale, CA (Address of principal executive offices)		94086 (Zip Code)

(408) 616-4000
(The Registrant's telephone number)

(Former name or former address, if changed since last report)

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

  On June 20, 2001, Silicon Image, Inc. filed a Form 8-K to report the completion of its acquisition of CMD Technology, Inc. (CMD), a California corporation. In that report, Silicon Image indicated that it would file the pro forma financial information required by Item 7 of Form 8-K no later than the date required by this item. Silicon Image is filing this Amendment No. 1 to provide this financial information.

(a)
Financial Statements of Business Acquired.

    The following documents appear as Exhibit 99.02 to this report and are incorporated into this report by reference:

    CMD Technology, Inc. Report of Independent Auditors.

    CMD Technology, Inc. Balance Sheets as of December 31, 2000 and 1999 and March 31, 2001 (unaudited).

    CMD Technology, Inc. Statements of Operations for the three years ended December 31, 2000 and for the three months ended March 31, 2001 and 2000 (unaudited).

    CMD Technology, Inc. Statements of Shareholder's Equity for the three years ended December 31, 2000 and for the three months ended March 31, 2001 (unaudited).

    CMD Technology, Inc. Statements of Cash Flows for the three years ended December 31, 2000 and for the three months ended March 31, 2001 and 2000 (unaudited).

    Notes to Financial Statements.

(b)
Pro Forma Financial Information.

    The following documents appear as Exhibit 99.03 to this report and are incorporated into this report by reference:

    Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2001.

    Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2000.

    Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2001.

    Notes to Unaudited Pro Forma Condensed Combined Financial Information.

(c)
Exhibits.

  23.01  Consent of Independent Auditors.

  99.02  Financial Statements of CMD Technology, Inc.

  99.03  Pro Forma Financial Information.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2001	SILICON IMAGE, INC.
	By:	/s/ DANIEL K. ATLER Daniel K. Atler Vice President, Finance and Administration, and Chief Financial Officer

EXHIBIT INDEX

23.01	Consent of Independent Auditors.
99.02	Financial Statements of CMD Technology, Inc.
99.03	Pro Forma Financial Information.

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EXHIBIT INDEX